UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

 811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

6700 ALEXANDER BELL DRIVE, SUITE 200

 COLUMBIA, maryland 21046

(Address of principal executive offices) (Zip code)

Alberto Osorio

 77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

 (Name and address of agent for service)

Copies to: JoAnn M. Strasser, Esq.

Thompson Hine LLP

 41 SOUTH HIGH STREET, SUITE 1700

 COLUMBUS, OHIO 43215

Registrant's telephone number, including area code: 614-469-3265

Date of fiscal year end: October 31

Date of reporting period: April 30, 2024

Semi Annual Report 2024

April 30, 2024

The Mexico Fund

MANAGED DISTRIBUTION PLAN (“MDP”)

(unaudited)

The Board of Directors (the “Board”) of The Mexico Fund, Inc. (the “Fund”) has declared a distribution of $0.22 per share to be paid on July 25, 2024, to stockholders of record as of July 17, 2024. The Board has ratified the continuation of the Fund’s quarterly distributions under its MDP during 2024. With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Board may amend or terminate the MDP at any time without prior notice to stockholders. Since the implementation of the MDP in September 2008, the Fund has paid a total of $26.60 per share in cash distributions to stockholders. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

TABLE OF CONTENTS

2
The Fund’s Management
3
Semi Annual Report Highlights
4
Letter to Stockholders
10
General Information
16
Schedule of Investments
18
Statement of Assets and Liabilities
19
Statement of Operations
20
Statement of Changes in Net Assets
21
Financial Highlights
22
Notes to Financial Statements

The Mexico Fund, Inc. | 1

THE FUND’S MANAGEMENT

Directors

Emilio Carrillo Gamboa—Chairman
Luis de la Calle
Jonathan Davis Arzac
Edward Djerejian
Claudio X. González
Claudia Jañez
Alberto Osorio
Richard B. Vaughan

Officers

Alberto Osorio—President and Chief Executive Officer
Tofi Dayan—Treasurer
Jorge Alamillo — Chief Compliance Officer
JoAnn M. Strasser —Secretary
Jean Michel Enriquez —Assistant Secretary

Investment Adviser

Impulsora del Fondo México, S.C.

Custodian

BBVA México, S.A.
Comerica Bank

Transfer Agent and Registrar

Equiniti Trust Company, LLC

Counsel

Thompson Hine LLP
Creel, García-Cuéllar, Aiza y Enríquez, S.C.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

2 | The Mexico Fund, Inc.

2024 SEMI ANNUAL REPORT

April 30, 2024

Highlights

●	The first half of the Fund’s fiscal year 2024 ended on April 30, 2024.

●	Mexican economic activity was strong during 2023, with GDP growing 3.2% annually, higher than expectations.

●

Credit agencies Fitch and S&P reaffirmed Mexico’s ‘BBB-’ and ‘BBB’ credit ratings, respectively, with stable outlooks, supported by a prudent macroeconomic policy framework, solid and robust public finances, moderate inflation rates and debt ratios which are projected to be below peers. As a result, Mexico maintains investment grade credit rating.

●

During the first half of fiscal year 2024, the Fund’s net asset value (“NAV”) per share registered a total return[1] of 21.62%, compared with a return of 21.58% registered by its benchmark, the Morgan Stanley Capital International (“MSCI”) Mexico Index, over the same period. The Fund’s NAV per share has also outperformed its benchmark, the MSCI Mexico Index, during the one-, five-, ten- and fifteen-year periods ended on April 30, 2024.

●

As of April 30, 2024, the Fund’s market price and NAV per share were $17.99 and $22.62, respectively, reflecting a discount of 20.47%, compared with a discount of 20.40% at the end of fiscal year 2023.

●

The Fund’s Expense Limitation Agreement was renewed for fiscal year 2024, with a cap on the ordinary expense ratio[2] of 1.40%, so long as Fund net assets remain greater than $260 million. The Fund’s ordinary expense ratio during the first half of fiscal year 2024 was 1.34%, below the limit of 1.40%.

●

The Fund has declared a distribution of $0.22 per share to be paid on July 25, 2024 to stockholders of record as of July 17, 2024. Since the implementation of the MDP in September 2008, the Fund has paid a total of $26.60 per share in cash distributions to stockholders.

1	All performance figures included in these “Highlights” take into account the reinvestment of distributions.

2	The ordinary expense ratio excludes the performance component of the Investment Advisory fee.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Mexico Fund, Inc. | 3

To Our Stockholders:

We present to you the Fund’s 2024 Semi Annual Report for the six-month period ended April 30, 2024. In this report, we summarize the period’s prevailing economic, political and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this report useful and informative.

Economic and Political Environment

During the first half of the Fund’s fiscal year ended on April 30, 2024, the Mexican equity market registered a strong performance and the Mexican peso appreciated, while global equity markets also registered positive returns.

Most major central banks maintained their reference interest rates unchanged, as inflation is still above targeted levels, contrary to initial market expectations regarding reductions of interest rates during the first months of 2024. The U.S. Federal Reserve and the Bank of England maintained their overnight interest rates in a range of 5.25% - 5.50% and 5.25%, respectively, while the European Central Bank decreased its main refinancing interest rate by 25 basis points to 4.25%.

Despite the situation described above, Mexico’s Central Bank (“Banxico”) decreased its target reference interest rate by 25 basis points in March to 11.00%, driven by a decrease in inflation from a twenty-year high annual rate of 8.7% in September 2022, to a 4.7% annual rate as of April 30, 2024. However, inflation is above Banxico’s target level, which led Banxico to maintain unchanged its target interest rates during its May meeting. As a result, Mexico maintains a very attractive real interest rate.

Public finances were solid during 2023, with total public sector requirements (broadest measure of the public deficit) at 4.3% of GDP. For 2024, the Ministry of Finance expects higher deficits with total public sector requirements budgeted at 5.9% of GDP, as a result of higher public expenditures to activate the economic activity. However, for 2025 it expects stronger public finances with total public sector requirements at 3.0% of GDP. Despite a higher expected public deficit for 2024, Mexico maintains investment grade credit rating; credit agencies Fitch and S&P reaffirmed Mexico’s ‘BBB-’ and ‘BBB’ credit ratings, respectively, with stable outlooks, supported by a prudent macroeconomic policy framework, solid and robust public finances, moderate inflation rates and debt ratios which are projected to be below peers.

During 2023, economic activity was strong and higher than expected, with GDP growing 3.2% annually, driven by the external sector, as international trade recorded a record high amount of $1.2 trillion during the year, and robust local consumption supported by record remittances and higher salaries. In addition, Mexico’s “Nearshoring” theme is gaining relevance, due to the country’s geographic and strategic advantages, benefiting from global trade reorganizations and being now the country with the highest market share of U.S. imports, surpassing China. In addition, new foreign investments have been announced, causing a chain reaction of higher electricity and industrial real estate demand, which could support long-term economic growth, provided that sufficient sources of energy and water, among others, are obtained.

On the political front, on June 2nd, 2024, Mexico held Presidential elections, including the appointment of a new Chamber of Deputies (equivalent to the U.S. Lower House), the Senate, nine state governorships and around 20,000 additional public positions throughout the country, being the largest election held so far in Mexico. Mrs. Claudia Sheinbaum from the Morena party was elected President by a landslide, obtaining 59.8% of the votes with a 61.1% participation rate, being the first woman appointed President of Mexico and will take office on October 1, 2024. In addition, her party won qualified majority (more than two-thirds of the seats) in the Chamber of Deputies and close to qualified majority in the Senate. Highlights from her initial statements include: an emphasis to maintain a strong relationship with the U.S., welcoming FDI, to

4 | The Mexico Fund, Inc.

maintain fiscal discipline, preserving Banxico’s autonomy and promoting renewable energies. The Mexican equity market and the peso experienced near term negative volatility after the preliminary results were announced.

The Mexican peso appreciated 5.3% during the six months ended April 30, 2024, to $17.14, due to strong attractive nominal and real interest rates, strong exports and remittances, and signs of “Nearshoring” taking place.

Geopolitical conflicts, such as the Israel-Hamas since October 2023 and Russia-Ukraine since February 2022, have persisted, resulting in volatility in global financial markets and commodity prices. Further escalation of those conflicts is a significant risk for global financial markets.

Mexican economists surveyed by Banxico at the end of April 2024 estimate GDP growth for 2024 and 2025 at 2.3% and 1.9%, respectively; inflation is expected at annual rates of 4.2% and 3.7%, respectively, for the same years, while estimates for the overnight interest rate at the end of 2024 and 2025 are at 9.9% and 7.7%, respectively.

Management Discussion of Fund Performance and Portfolio Strategy

During the first half of fiscal year 2024 the Fund’s NAV per share registered a total return of 21.62%, while the MSCI Mexico Index registered a total return of 21.58% and the Fund’s market price registered a total return of 22.06%. The Fund’s discount at the end of April 2024 was 20.47%, slightly higher than the 20.40% at the end of fiscal year 2023.

The Fund’s NAV per share outperformed its benchmark, the MSCI Mexico Index, during the six-months ended April 30, 2024, increasing its outperformance over long-term periods of one-, five-, ten- and fifteen-years, as presented in the table below, which shows the annualized performance1 of the Fund’s market price and NAV per share and the Fund’s benchmark, for periods ended April 30, 2024.

	Years (Annualized %) in USD
	One	Three	Five	Ten	Fifteen
MXF Market Price	13.20	12.67	9.36	1.85	8.89
MXF NAV	11.38	14.93	10.91	3.35	9.00
MSCI Mexico Index	9.55	15.06	9.78	2.56	7.16

Source: Impulsora del Fondo México, S.C.

The following table shows the annualized performance2 of the Fund’s market price and NAV per share and the Fund’s benchmark, measured in local currency, for the same periods.

	Years (Annualized %) in MXN
	One	Three	Five	Ten	Fifteen
MXF Market Price	7.81	6.59	7.20	4.64	10.45
MXF NAV	6.07	8.73	8.71	6.18	10.56
MSCI Mexico Index	4.33	8.85	7.61	5.37	8.70

Source: Impulsora del Fondo México, S.C.

1	Performance figures take into account the reinvestment of distributions.

The Mexico Fund, Inc. | 5

The following chart shows the 10-year result of an assumed initial gross investment of $10,000 made on April 30, 2014.

Source: Impulsora del Fondo México, S.C.

During the first half of fiscal year 2024, the Adviser decreased the Fund’s exposure to the mining, telecommunications services and financial sectors given its higher valuations due to strong share price performance. On the other hand, it increased the Fund’s exposure to the consumer staples sector due to a positive local consumption outlook and attractive valuations. The following table shows the top five positive contributors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during the first half of fiscal year 2024. The table is sorted according to the contribution of these issuers to the Fund’s outperformance relative to the MSCI Mexico Index and shows the issuers’ market price returns during the period. The Fund benefited by double-digit increases in share prices of El Puerto de Liverpool, Grupo Aeroportuario del Centro Norte, Gcc, Grupo Comercial Chedraui and Gruma, issuers in which the Fund has an overweight position relative to its benchmark.

Top Five Contributors to Relative Performance vs the MSCI Mexico Index

Issuer	Industry	Return	Contribution to Relative Fund Performance	Average Over / Under Weight
El Puerto de Liverpool	Retail	57.02%	1.01%	2.00%
Grupo Aeroportuario del Centro Norte	Airports	45.11%	0.98%	1.89%
Gcc	Building Materials	27.90%	0.62%	2.33%
Grupo Comercial Chedraui	Retail	28.55%	0.59%	1.97%
Gruma	Food	13.90%	0.35%	2.32%

2

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of Fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when sold, may be worth more or less than their original cost.

6 | The Mexico Fund, Inc.

The following table shows the top five detractors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during the first half of fiscal year 2024 and shows their respective market price returns during the period. The Fund was affected by share price increases in Grupo Financiero Inbursa, Coca-Cola Femsa, Grupo Carso, Cemex and Wal-Mart de México, issuers in which the Fund has an underweight exposure relative to its benchmark.

Top Five Detractors from Relative Performance vs the MSCI Mexico Index

Issuer	Industry	Return	Contribution to Relative Fund Performance	Average Over / Under Weight
Grupo Financiero Inbursa	Financials	34.44%	-0.85%	-2.75%
Coca-Cola Femsa	Beverages	32.05%	-0.83%	-2.64%
Grupo Carso	Holding Company	23.82%	-0.57%	-2.71%
Cemex	Building Materials	31.94%	-0.56%	-1.88%
Wal-Mart de México	Retail	7.38%	-0.46%	-3.49%

The following table shows the top five contributors to the Fund’s absolute performance during the first half of fiscal year 2024.

Top Five Contributors to Absolute Performance

Issuer	Industry	Return	Contribution to Absolute Fund Performance	Average NAV Weight
Grupo México	Mining	55.02%	4.46%	8.69%
Grupo Financiero Banorte	Financials	22.02%	2.70%	12.25%
Grupo Aeroportuario del Pacífico	Airports	58.54%	1.82%	3.27%
Grupo Aeroportuario del Sureste	Airports	63.48%	1.56%	2.83%
Grupo Aeroportuario del Centro Norte	Airports	45.11%	1.35%	3.07%

The following table shows the detractors from the Fund’s absolute performance during the first half of fiscal year 2024. There were only two issuers with negative contribution to the Fund’s absolute performance during the period analyzed.

Detractors from Absolute Performance

Issuer	Industry	Return	Contribution to Absolute Fund Performance	Average NAV Weight
Sitios Latinoamérica	Communications	-12.82%	-0.03%	0.23%
Nemak	Auto Parts	-2.29%	-0.02%	1.11%

The Mexico Fund, Inc. | 7

Portfolio Composition by Industry Groups

Percentage of Net Assets and Weights on MSCI Mexico Index, April 30, 2024

During the first half of fiscal year 2024, a total of 3,478,027 Fund shares traded on all U.S. consolidated markets, resulting in a daily average value of shares traded of $511,659. Comparable closed-end funds3 investing outside the United States traded a daily average and median of $516,756 and $344,573, respectively, during the same period.

The average price-to-earnings ratio of the Mexican equity market at the end of April 2024 was 16.9 times, while the price-to-book value ratio was 2.1 times.4 The market capitalization of the Mexican Stock Exchange at the end of April 2024 amounted to $577.3 billion. During the first quarter of calendar year 2024, Mexican listed companies’ financial results reported a decrease in Sales of 0.4% and an Ebitda growth of 0.7%, versus the first quarter of 2023. Sales were affected by the appreciation of the Mexican peso, given its negative effect on income from exports and sales abroad when translated to local currency, while profitability margins expanded due to lower input costs and operating efficiencies.

Expense Limitation Agreement (“ELA”)

In March 2019, the Board and Impulsora jointly agreed to a significant reduction in Fund expenses to support the continued long-term performance of the Fund and to further the interests of Fund stockholders by continuing to deliver a competitive investment vehicle.

The Board and Impulsora have agreed to renew the Fund’s ELA for fiscal year 2024, committing to maintain a 1.40% ordinary expense ratio beginning on November 1, 2023, through October 31, 2024, so long as Fund net assets remain greater than $260 million. Impulsora will waive fees and/or reimburse expenses (excluding amounts payable via the performance adjustment factor under the Fund’s Investment Advisory Agreement, taxes, interest, brokerage fees, extraordinary expenses (including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings) and any other expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, costs incurred in connection with any tender offer, rights offering or shelf registration statement)) to the extent necessary so that the Fund’s ordinary annual expense ratio does not exceed 1.40% in the period. If and when Fund assets are lower than $260 million, Impulsora will still

3	Sample of 19 Non-U.S. equity Closed-End Funds (including the Fund).
4	Source: Impulsora del Fondo México, S.C. with figures provided by the Mexican Stock Exchange.

8 | The Mexico Fund, Inc.

waive fees in an amount necessary to maintain the expense ratio of the Fund’s variable ordinary expenses at 1.20%, in addition to the amount of $520,000. These figures represent the expense ratio of the Fund’s variable ordinary expenses and the maximum amount of the Fund’s fixed ordinary expenses necessary to maintain a total ordinary operating expense ratio of 1.40% when Fund net asset are $260 million. During the first half of fiscal year 2024, the Fund’s total expense ratio was 1.34%, lower than the 1.35% reported during fiscal 2023; the ordinary expense ratio (excluding the performance component of the Investment Advisory fee), was also 1.34%, lower than the ordinary expense ratio of 1.35% reported during fiscal year 2023, and lower than the Fund’s expense limit of 1.40% during the year.

Distributions under MDP

Under the MDP, the Fund pays quarterly amounts of $0.22 per share. Accordingly, the Board has declared a distribution of $0.22 per share, payable in cash on July 25, 2024 to stockholders of record as of July 17, 2024.

Final Comments

The outlook of the Mexican equity market remains positive, despite the negative volatility generated by the June 2nd elections, led by solid macroeconomic fundamentals, steady economic growth expectations, strong domestic consumption supported by record remittances and higher salaries, while valuations of several Mexican issuers are now quite attractive and trading at a discount to its long-term averages. In addition, “Nearshoring” is starting to attract additional foreign investments which could support higher long-term economic growth, provided that the incoming administration maintains the country’s risk profile at adequate levels. The Fund has maintained operating expenses at reduced levels and has recently strengthened its MDP, which translates into an attractive distribution rate, broadening the interests of Fund stockholders. Despite an uncertain global context, the Board and the Adviser are confident that your Fund will continue to generate long-term value by investing in selected Mexican companies that best adapt to the current environment, while observing strong environmental, social and corporate governance standards. We hope you find this report useful and informative, and we thank you for your continued confidence in the Fund.

Sincerely yours,

Alberto Osorio	Emilio Carrillo Gamboa
President and Chief Executive Officer	Chairman of the Board

June 14, 2024

The Mexico Fund, Inc. | 9

GENERAL INFORMATION

Annual Meeting of Stockholders

The Fund held its Annual Meeting of Stockholders on March 5, 2024 at 10:30 a.m. Central time at the John Jacob Boardroom on the Mezzanine Level of the St. Regis Hotel, located at 1919 Briar Oaks Lane, Houston, Texas 77027. Stockholders re-elected Ms. Claudia Jañez as Class I Director of the Fund. In addition, stockholders elected Mr. Luis de la Calle and Mr. Richard B. Vaughan as Class I Directors of the Fund. All three Directors elected will serve for a three-year term expiring in 2027. A total of 11,666,548 shares were represented at the meeting, constituting a quorum of 78.98%.

Regarding the election of the Fund’s Directors, the results of the Annual Meeting were as follows*:

	For	% Outstanding	% of Voted	Withheld	% Outstanding	% of Voted
Luis de la Calle	10,835,144	73.35%	92.87%	831,404	5.63%	7.13%
Claudia Jañez	10,365,590	70.17%	88.85%	1,300,959	8.81%	11.15%
Richard B. Vaughan	10,849,114	73.44%	92.99%	817,434	5.53%	7.01%

*	There were no abstentions or broker non-votes with regard to the election of the Fund’s Class I Directors.

Renewal of Investment Advisory Agreement

At a meeting of the Board held on March 5, 2024 at which a majority of the Directors were in attendance, including a majority of the Independent Directors, the Board, and separately a majority of the Independent Directors, taking into consideration the recommendation and deliberations of the Contract Review Committee of the Board (“Committee”), consisting of all the Independent Directors, approved the continuation of the Investment Advisory Agreement (“Agreement”) with Impulsora del Fondo México, S.C. (“Impulsora” or the “Adviser”) based on its consideration of various factors, including: (1) the nature, extent and quality of services provided by the Adviser to the Fund in relation to the fees received under the Agreement; (2) the investment performance of the Fund and Impulsora; (3) the costs of the services provided, and profits to be realized, by the Adviser from its relationship with the Fund; (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors; and (5) other benefits to the Adviser from its relationship with the Fund (and any corresponding benefit to the Fund). In response to a specific request by the Independent Directors, Impulsora provided detailed information concerning the foregoing factors. The Board also received a memorandum from independent legal counsel discussing the duties of board members in considering the approval of the continuation of the Agreement. The Board evaluated information consisting of comparative figures of overall expenses, management and other fees, of a group of substantially similar funds. As discussed more fully below, the Board considered the Fund’s historical performance through the beginning of March 2024, as well as the Fund’s current advisory fee rate, noting that both the total advisory fee rate and the ordinary advisory fee (excluding the fulcrum fee) were lower than the average and median for comparable regional closed-end funds as provided by Lipper, Inc. The Board determined that the fees payable to Impulsora were reasonable, especially in light of the quality of the services provided, as well as the level of advisory fees paid by comparable funds.

The following discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and Board committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify or otherwise assign relative weights to the specific factors in reaching their conclusions and determination to approve the continuance of the Agreement.

10 | The Mexico Fund, Inc.

GENERAL INFORMATION continued

The Committee and Board determined that the Agreement is in the best interests of the Fund’s stockholders, as it would enable the stockholders to obtain high quality services at a cost that is appropriate and reasonable. In addition, the Board has concluded that the Agreement appropriately aligns the interests of the Adviser, the Fund, and Fund stockholders by rewarding superior performance or penalizing poor investment results when compared with the MSCI Mexico Index.

Performance adjustments under the Agreement began on April 1, 2015 based upon the Fund’s performance during the trailing 12-month period and adjustments were made since then, which the Board reviewed in its consideration of renewal of the Agreement.

Nature, Quality and Extent of Services. The Committee, consisting of all the Independent Directors, reviewed the services provided by Impulsora to the Fund, which included making investment decisions on behalf of the Fund, supervision of the acquisition and disposition of investments, selection of broker-dealers, buying shares in the open market and ensuring compliance with the 1940 Act and Mexican securities laws, rules and regulations. The Committee noted their experience and familiarity with the key personnel that serviced the Fund, and the benefits to the Fund of the continuity of personnel. The Committee reviewed Impulsora’s best execution policies and procedures, noting that Impulsora selected broker-dealers based on the quality of information and research provided or by the quality and performance in the trading provided. The Committee reviewed a report prepared by Impulsora regarding its security and business continuity and disaster recovery plan, and the Committee noted that Impulsora did not report any cybersecurity incident during the period since the last renewal. The Committee concluded that it could expect Impulsora to continue providing quality services to the Fund and its stockholders.

Performance. The Committee observed that the Fund slightly underperformed the MSCI Mexico Index, one of the indices that follows the Mexican equity market and the Fund’s benchmark, and underperformed an exchange-traded fund that tracks the Mexican equity market (the “Peer fund”), over the one-year and three-year periods ended January 31, 2024. The Committee further observed that the Fund outperformed the MSCI Mexico Index and the Peer fund over the five-, ten- and fifteen- year periods ended January 31, 2024, and year to date. The Committee commented that, during the last twelve months, the Fund’s investment performance was 50 basis points higher than the MSCI Mexico Index before deducting the Fund’s expenses while the net performance, after deducting Fund expenses and considering the accretive effect of market repurchases, was 50 basis points lower than the MSCI Mexico Index. The Committee reviewed the Fund’s performance relative to comparable Mexican equity mutual funds during the three-, five-, ten- and fifteen-year periods ended January 31, 2024. The Committee acknowledged that, during the long-term, five-, ten- and fifteen- year periods ended January 31, 2024, the Fund’s performance was the highest among comparable Mexican equity mutual funds and the indices they followed. The Committee noted that the Fund traded within a range of discounts of 16.9% and 22.9% during the year ended January 31, 2024. The Committee concluded that the Fund has delivered strong long-term performance, while its medium/short term returns are acceptable.

Advisory Fee. The Committee noted the advisory fee under the Advisory Agreement, which included a monthly base fee of 1.00% of the average daily net assets for assets up to and including $200 million; 0.90% of average daily net assets for assets in excess of $200 million and up to and including $400 million; 0.80% of average daily net assets for assets in excess of $400 million and up to and including $600 million; 0.70% of average daily net assets for assets in excess of $600 million and up to and including $800 million; and 0.60% of average daily net assets for assets in excess of $800 million. The Committee further noted that, under the Advisory Agreement, a fulcrum fee was applied based on the performance of the Fund relative to the MSCI Index. The Committee observed that the Fund paid Impulsora a fee of 0.97% of the average daily net assets during the fiscal year ended October 31, 2023, which was lower than the 1.00% average and 1.00% median of its peer group, which include 36 comparable funds sourced from Lipper, Inc.

The Mexico Fund, Inc. | 11

GENERAL INFORMATION continued

(“Lipper”). The Committee commented that the ordinary advisory fee (excluding the fulcrum fee) of 0.97% was slightly lower than its peer group. The Committee noted that the Fund’s net expense ratio of 1.35% was lower than the average and median of its peer group, which was 1.55% and 1.43%, respectively. The Committee acknowledged that Impulsora intended to renew its current expense limitation agreement. The Committee evaluated the fulcrum fee and concluded that the calculation method and reference index were appropriate, and the fee rewarded only meaningful outperformance and was fair to shareholders. The Committee concluded that the advisory fee was not unreasonable.

Profitability. The Committee reviewed the cost analysis and financial information prepared by Impulsora. The Committee observed that Impulsora received a reasonable profit related to the Fund. The Committee concluded that Impulsora’s profitability was not excessive.

Economies of Scale. The Committee discussed the extent to which economies of scale would be realized as the Fund grew and whether the fee levels reflected the economies of scale for the benefit of the Fund’s stockholders. The Committee noted Impulsora’s fee structure, which included breakpoints as the Fund’s assets grew, enabled the Fund’s stockholders to benefit from economies of scale as the Fund’s assets increased.

Other Benefits to the Adviser. The Board determined that the other benefits described by the Adviser were reasonable, fair, and consistent with industry practice and the best interests of the Fund and its stockholders. In this regard, the Board specifically considered the benefits to IFM Capital, LLC, a subsidiary of the Adviser, due to the fact that it serves, and receives a monthly fee at an annual rate of 0.11% of the Fund’s average daily net assets up to and including $300 million and 0.08% of its average daily net assets above $300 million with an annual minimum amount of $270,000, from the Fund pursuant to the Fund Services Agreement.

Concentration Policy

The Fund has adopted a concentration policy, as permitted by the 1940 Act, that allows it to concentrate its investments in any industry or group of industries beyond 25% of the Fund’s assets if, at the time of investment, such industry represents 20% or more of the S&P BMV IPC Index; provided, however, that the Fund will not exceed the S&P BMV IPC Index concentration by more than 5%. At the end of April 2024, no industry group represented 20% or more of the value of the securities included in the S&P BMV IPC Index.

Proxy Voting

Information about how the Fund voted proxies during the twelve-month period ended June 30 will be available, without charge, upon request by calling collect Mr. Tofi Dayan, or on the SEC’s website at www.sec.gov. The Fund’s and its Investment Adviser’s proxy voting policies and procedures are available on the Fund’s website, www.themexicofund.com under the sub-heading “Corporate Governance/Legal” under the heading “Publications,” on the SEC’s website at www.sec.gov, or without charge, upon request, by calling Mr. Tofi Dayan. Mr. Dayan can be contacted at (+52 55) 9138-3350, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET).

How to Obtain More Information About the Fund

The Fund’s semi-annual and annual reports (collectively, “Shareholder Reports”) and proxy statements are published on the Fund’s website, www.themexicofund.com, under the section captioned “Publications.”

12 | The Mexico Fund, Inc.

GENERAL INFORMATION continued

Unless you have elected to receive all future Shareholder Reports in paper, Shareholder Reports will be made available on the Fund’s website and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. Stockholders who are recordholders of Fund shares and who wish to receive public reports and press releases regarding the Fund by e-mail should log in to their accounts with Equiniti Trust Company, LLC (“Equiniti”) at https://equiniti.com/us/ast-access and consent to electronic delivery.

The Fund publishes a Monthly Summary Report containing information about the Fund’s performance and portfolio composition. The Monthly Summary Reports are distributed via e-mail to interested investors, made available on the Fund’s website, and filed with the SEC on Form 8-K.

Stockholders with questions about the Fund may contact Mr. Tofi Dayan, the Fund’s Treasurer, at (+52 55) 9138-3350 between 10:00 am and 3:00 pm ET, and between 5:00 pm and 7:00 pm ET. If you prefer to contact the Fund via e-mail, please direct your e-mail inquiries to investor-relations@themexicofund.com.

Please visit our website for daily information on the Fund’s NAV and market price per share. The Fund’s NYSE trading symbol is MXF.

Electronic Delivery of Fund Materials

We encourage our stockholders to receive Fund materials via e-mail in order to save on printing expenses and contribute to saving the environment. Please inform your broker about your preference for electronic delivery (if you are holding your shares in street name) or if you are a recordholder of Fund shares, by logging into your Equiniti account at https://equiniti.com/us/ast-access and consenting to electronically receive Fund materials.

Open Market Repurchases

Under the Fund’s open market share repurchase policy, the Fund may repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price that is at a discount of at least 10% to NAV. During the first half of fiscal year 2024, the Fund did not repurchase Fund shares in the open market.

Distribution Reinvestment and Stock Purchase Plan

The Fund’s Distribution Reinvestment and Stock Purchase Plan (the “Plan”) provides a convenient way to increase your holdings in the common stock of the Fund through the reinvestment of distributions paid by the Fund. The Plan includes the following:

(1)

Voluntary Stock Purchase Option. All registered stockholders (regardless of whether they are Plan participants) can make monthly voluntary cash investments in Fund shares through Equiniti (the “Plan Agent”). The minimum investment for a voluntary cash investment is $25.00; you may vary the amount of your investment as long as it equals or exceeds this $25.00 minimum. There is a fixed transaction fee of $2.50 and a $0.10 per share commission for this service. Optional cash payments can be made online or by mail, as described further in the enclosed brochure. Stockholders can also authorize Equiniti to make automatic withdrawals from a bank account.

The Mexico Fund, Inc. | 13

GENERAL INFORMATION continued

(2)

Clarification Regarding Reinvestment of Distributions. Distributions received through the Fund’s MDP can be reinvested directly in additional Fund shares, regardless of the character of such distributions for accounting and tax reporting purposes.

(3)

Online Enrollment in the Plan. As an alternative to mailing an authorization card to Equiniti, stockholders may enroll in the Plan through Equiniti’s website at https://equiniti.com/us/ast-access. To have distributions reinvested, stockholder authorization must be received by Equiniti by the record date for a given distribution.

(4)

Withdrawal from the Plan. Stockholders may withdraw from the Plan by notifying Equiniti. If a request for withdrawal is received by Equiniti more than three (3) business days before a distribution payment date that distribution will be paid out in cash.

(5)

Amendment of Plan. The Fund reserves the right to amend or supplement the Plan at any time, but only by mailing to participants appropriate written notice at least thirty (30) days prior to the effective date thereof, except when necessary to comply with applicable laws or the rules or policies of the SEC or other regulatory authority.

The Plan brochure can be accessed through Equiniti’s or the Fund’s website, at https://equiniti.com/us/ast-access or www.themexicofund.com. If you have any questions, please contact Equiniti at 1-877-573-4007 or 1-718-921-8124. You may also contact Equiniti via mail at:

Equiniti Trust Company, LLC

Attention: Plan Administration Department
PO Box 922
Wall Street Station
New York, NY 10269-0560

If you are a Fund shareholder of record, you may enroll in the Plan by mail or online at https://equiniti.com/us/ast-access. Please contact Equiniti for further information or to request an authorization card for enrollment. If your shares are held in nominee or “street name” through a broker, bank or other nominee who does not provide an automatic reinvestment service and you wish to have distributions reinvested in shares of the Fund, you must notify such nominee and request that the change be made on your behalf or that your shares be re-registered in your own name.

You may withdraw from the Plan, without penalty, at any time by notice to Equiniti. If your request to withdraw from the Plan is received more than three business days before any distribution payment date, then that distribution will be paid out in cash. If your request to withdraw from the Plan is received less than three business days prior to any distribution payment date, then that distribution will be reinvested. However, all subsequent distributions would be paid out in cash on all balances.

Should you choose to withdraw any shares from the Plan or discontinue your participation in the Plan, you will receive a certificate or certificates for the appropriate number of full shares, along with a check in payment for any fractional share interest you may have. The payment for the fractional shares will be valued at the market price of the Fund’s shares on the date your termination is effective. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your shares at market price and remit the proceeds to you, net of any brokerage commissions.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of common stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Board (the valuation date), the market price of the common stock plus estimated brokerage commissions is equal to

14 | The Mexico Fund, Inc.

GENERAL INFORMATION concluded

or exceeds the NAV per share of common stock, the Plan Agent will invest the distribution in newly issued shares of common stock, which will be valued at the greater of the NAV per share or the current market price on the valuation date. If on the valuation date, the market price of the common stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy common stock in the open market. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If you have any questions concerning the Plan or would like a hard copy of the Plan brochure, please contact Equiniti using the contact information listed above.

New York Stock Exchange Certifications

The Fund is listed on the New York Stock Exchange (the “NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s semi-annual report on Form N-CSR, which included a copy of the semi-annual report along with other information about the Fund. After the Fund’s 2024 annual meeting of stockholders, it filed an annual certification with the NYSE stating that its President was unaware of any violation of the NYSE’s Corporate Governance listing standards.

Cost Basis Information

Beginning with the 2012 calendar year, the Fund is required to report to shareholders of record and the Internal Revenue Service, annually on Form 1099-B, not only the gross proceeds of Fund shares sold, but also their cost basis, for shares purchased or acquired on or after January 1, 2012. Cost basis will be reported using the Fund’s default method of first-in-first-out (“FIFO”), unless the shareholder of record instructs the Fund to use an average cost method for their shares purchased or acquired on or after January 1, 2012. Alternatively, a shareholder can generally supply instructions for specific lot identification for a given transaction.

If your Fund shares are registered in your name and you wish to elect an average cost method rather than the default method of FIFO, you may do so by downloading a form that is available on the Fund’s website, www.themexicofund.com, under the section “Services,” and mailing it to the Fund’s Transfer Agent at the address indicated on the form. If you hold Fund shares through a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you wish to supply instructions for specific lot identification for shares purchased or acquired on or after January 1, 2012, please contact the Fund’s Transfer Agent at (800) 937-5449.

The Mexico Fund, Inc. | 15

SCHEDULE OF INVESTMENTS

as of April 30, 2024 (Unaudited)

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK — 97.88%
	Airports
680,000	Grupo Aeroportuario del Pacífico, S.A.B. de C.V. Series B	$12,378,712	3.70%
350,000	Grupo Aeroportuario del Sureste, S.A.B. de C.V. Series B	12,016,050	3.60
1,100,000	Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. Series B	12,171,737	3.64
		36,566,499	10.94
	Auto Parts
17,000,000	Nemak, S.A.B. de C.V. Series A (a)	2,935,788	0.88

	Beverages
950,000	Arca Continental, S.A.B. de C.V.	9,262,669	2.77
3,230,000	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	37,766,438	11.30
		47,029,107	14.07
	Building Materials
20,000,000	Cemex, S.A.B. de C.V. Series CPO (a)	15,834,121	4.74
700,000	GCC, S.A.B. de C.V.	7,962,918	2.38
		23,797,039	7.12
	Chemical Products
3,500,000	Alpek, S.A.B. de C.V. Series A (a)	2,601,486	0.78
3,200,000	Orbia Advance Corporation, S.A.B. de C.V.	5,253,614	1.57
		7,855,100	2.35
	Consumer Products
6,200,000	Kimberly-Clark de México, S.A.B. de C.V. (b) Series A	12,899,033	3.86

	Financial Groups
4,000,000	Grupo Financiero Banorte, S.A.B. de C.V. Series O	39,567,800	11.84

	Food
750,000	Gruma, S.A.B. de C.V. Series B	14,722,407	4.41
2,200,000	Grupo Bimbo, S.A.B. de C.V. Series A	9,213,195	2.75
		23,935,602	7.16
	Holding Companies
10,390,000	Alfa, S.A.B. de C.V. (b) Series A	7,637,834	2.29

	Mining
5,000,000	Grupo México, S.A.B. de C.V. (b) Series B	30,877,703	9.24
70,000	Industrias Peñoles, S.A.B. de C.V. (a)	1,015,315	0.30
		31,893,018	9.54
	Railroad
2,000,000	Gméxico Transportes, S.A.B. de C.V.	4,265,994	1.28

	Real Estate
2,100,000	Corporación Inmobiliaria Vesta, S.A.B. de C.V.	7,425,876	2.22

	Restaurants
1,000,000	Alsea, S.A.B. de C.V. (a)	4,186,649	1.25

See Notes to Financial Statements.

16 | The Mexico Fund, Inc.

SCHEDULE OF INVESTMENTS

as of April 30, 2024 (Unaudited) concluded

Shares Held		Value (Note 1)	Percent of Net Assets
	Retail
900,000	El Puerto de Liverpool, S.A.B. de C.V. Series C-1	$7,176,812	2.15%
1,000,000	Grupo Comercial Chedraui, S.A.B. de C.V. Series B	7,384,395	2.21
3,300,000	La Comer, S.A.B. de C.V. Series UBC	7,063,920	2.11
8,000,000	Wal-Mart de México, S.A.B. de C.V.	29,833,958	8.93
		51,459,085	15.40
	Steel
120,000	Ternium, S.A. ADR (c)	5,051,983	1.51

	Telecommunications Services
21,000,000	América Móvil, S.A.B. de C.V. (b) Series B	19,982,847	5.98
2,000,000	Sitios Latinoamérica, S.A.B. de C.V. Series B-1 (a)	623,096	0.19
		20,605,943	6.17

	Total Common Stock (Identified cost - $274,697,500)	$327,112,350	97.88%

Principal Amount		Value (Note 1)	Percent of Net Assets
	SHORT-TERM SECURITIES — 2.17%
	Repurchase Agreements
$2,411,127	BBVA México, S.A., 10.85%, dated 4/30/24, due 5/2/24 repurchase price $2,411,854 collateralized by BPA182 (Bonds issued by the Mexican Government), interest rate 11.26% (d), due 4/12/2028. Value of collateral $2,444,790.	$2,411,127	0.72%

	Time Deposits
$4,852,686	Comerica Bank, 5.00%, dated 4/30/24, due 5/1/24	4,852,686	1.45
	Total Short-Term Securities (Identified cost - $7,263,813)	$7,263,813	2.17%
	Total Investments (Identified cost - $281,961,313)	334,376,163	100.05
	Liabilities in Excess of Other Assets	(179,582)	(0.05)
	Net Assets Equivalent to $22.62 per share on 14,771,862 shares of capital stock outstanding.	$334,196,581	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid distributions within the last twelve months are considered to be non-income producing.

(b)	A member of the Board also serves as a member of the company’s board of directors.

(c)	ADR – American Depositary Receipt

(d)	Floating rate security. Rate shown is the rate in effect as of April 30, 2024.

See Notes to Financial Statements.

The Mexico Fund, Inc. | 17

STATEMENT OF ASSETS AND LIABILITIES

as of April 30, 2024 (Unaudited)

Assets:
Investments:
Securities, at value:
Equity Securities (identified cost - $274,697,500)	$327,112,350
Short term securities (identified cost - $7,263,813)	7,263,813
Total investments (identified cost - $281,961,313)	$334,376,163
Dividends receivable	53,138
Interest receivable	30,941
Other receivables	3,703
Prepaid expenses	71,498
Total assets	334,535,443

Liabilities:
Payable to Investment Adviser (Note 2)	270,140
Accrued expenses and other liabilities	68,722
Total liabilities	338,862

Net Assets - Equivalent to $22.62 per share on 14,771,862 shares of capital stock outstanding (Note 7)	$334,196,581

Composition of Net Assets:
Common Stock	$14,771,862
Additional paid-in capital	268,773,636
Accumulated earnings	50,651,083
Net Assets	$334,196,581

See Notes to Financial Statements.

18 | The Mexico Fund, Inc.

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2024 (Unaudited)

Net Investment Income:
Income:
Dividends (a)	$3,755,858
Interest	507,765
Total income	$4,263,623

Expenses:
Investment advisory fee	1,583,023
Directors’ fees	179,212
Administrative services	177,001
Directors’ and Officers’ expenses	52,271
Legal fees	43,760
Printing, distribution and mailing of stockholder reports	37,295
Insurance	24,780
Custodian fees	20,753
Audit and tax fees	18,897
Stockholders’ information	17,591
Chief Compliance Officer fees	14,919
Transfer agent and dividend disbursement fees	14,420
Stock exchange fees	12,432
Miscellaneous	14,919
Operating expenses	2,211,273
Net investment income	2,052,350

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions:
Net realized gain on investments	2,236,651
Net realized gain from foreign currency transactions	292,968
Net realized gain on investments and foreign currency transactions	2,529,619
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currency:
Net change in net unrealized appreciation on investments	56,023,618
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency	(83,582)
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currency	55,940,036
Net Increase in Net Assets Resulting from Operations	$60,522,005

(a)	Net of withholding taxes of $299,562.

See Notes to Financial Statements.

The Mexico Fund, Inc. | 19

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Year Ended October 31, 2023
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,052,350	$7,750,597
Net realized gain on investments and foreign currency transactions	2,529,619	3,917,500
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	55,940,036	20,123,163
Net increase in net assets resulting from operations	60,522,005	31,791,260
Distributions paid	(6,174,638)	(11,668,097)
Return of capital (Note 1)	(324,981)	(275,781)
Repurchase of stock (Note 6)	—	(4,044,314)
Total increase in net assets	54,022,386	15,803,068

Net Assets:
Beginning of year	280,174,195	264,371,127
End of period	$334,196,581	$280,174,195

See Notes to Financial Statements.

20 | The Mexico Fund, Inc.

FINANCIAL HIGHLIGHTS

	For the Six Months Ended April 30, 2024		For the Year Ended October 31,
	(Unaudited)		2023	2022	2021	2020	2019
Per Share Operating Performance:
Net asset value, beginning of year	$18.97		$17.62	$17.40	$12.66	$15.36	$15.53
Net investment income (a)	0.13		0.52	0.52	0.21	0.13	0.29
Net gain (loss) on investments and translation of foreign currency (a)	3.96		1.56	0.42	4.89	(2.40)	0.54
Total from investment operations	4.09		2.08	0.94	5.10	(2.27)	0.83
Less Dividends and Distributions:
Dividends to stockholders from net investment income	(0.25)		(0.57)	(0.57)	(0.23)	(0.12)	(0.28)
Distributions to stockholders from net realized gain on investments	(0.17)		(0.21)	(0.10)	(0.03)	—	(0.22)
Tax return of capital	(0.02)		(0.02)	(0.05)	(0.10)	(0.31)	(0.50)
Total dividends and distributions	(0.44)		(0.80)	(0.72)	(0.36)	(0.43)	(1.00)
Capital Share Transactions:
Anti-dilutive effect from repurchase of Fund stock	—		0.07	—	—	—	—
Total capital share transactions	—		0.07	—	—	—	—
Net asset value, end of period	$22.62		$18.97	$17.62	$17.40	$12.66	$15.36
Market value per share, end of period	$17.99		$15.10	$14.14	$14.97	$10.49	$13.42
Total investment return based on market value per share	22.06%		12.10%	(0.79%)	46.07%	(18.79%)	6.46%
Ratios to Average Net Assets:
Expenses	1.34	%(c)	1.35%	1.36%	1.45%	1.56%	1.61%
Net investment income	1.24	%(c)	2.54%	2.99%	1.25%	1.00%	1.87%
Supplemental Data:
Net assets at end of period (in 000’s)	$334,197		$280,174	$264,371	$261,142	$189,941	$230,470
Portfolio turnover rate	6.33%		13.73%	17.84%	18.03%	19.76%	18.13%

(a)	Amounts were computed based on average shares outstanding during the period.
(b)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each year reported. Dividends and distributions, if any, are assumed to be reinvested in accordance with the Fund’s Distribution Reinvestment and Stock Purchase Plan.

(c)	Annualized period lower than one year.

See Notes to Financial Statements.

The Mexico Fund, Inc. | 21

NOTES TO FINANCIAL STATEMENTS

April 30, 2024 (Unaudited)

1.	Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The following is a summary of significant accounting policies followed by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, including Accounting Standards Update 2013-08, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Valuation of investments — Investments are valued at the closing price reported by the exchange on which the issuer is primarily listed. Investments in equity securities for which market quotations are readily available are valued at the last reported sale price or official closing price on the primary market or exchange on which they are traded. Short-term securities with remaining maturities of less than 60 days at the time of purchase are carried at amortized cost, which approximates fair value. All other securities are valued in accordance with methods determined by the Board of Directors (the “Board”). If the Board believes that the price of a security obtained under the Fund’s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes to accurately reflect fair value.

GAAP establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

22 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

April 30, 2024 (Unaudited) continued

The following is a summary of the inputs used as of April 30, 2024, in valuing the Fund’s investments in securities:

Valuation Inputs	Level 1	Level 2	Level 3	Total
ASSETS:
Investments in Securities:
Equity Investments (a)	$327,112,350	$—	$—	$327,112,350
Short Term Investments (b)	—	7,263,813	—	7,263,813
Total Investments in Securities	$327,112,350	$7,263,813	$—	$334,376,163

(a)	For detailed industry descriptions, see the accompanying Schedule of Investments

(b)

These assets consist of time deposits and repurchase agreements with maturities of one business day. They are classified as Level 2 solely as a result of the Fund’s valuation technique for short-term investments, using amortized cost which approximates fair value, instead of quoted prices in active markets, and thereby may not present any higher risk than Level 1 assets.

Security transactions and investment income — Security transactions are recorded on the date on which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate as reported by Bloomberg L.P. at the close of each business day. The open market exchange rate at April 30, 2024 was Ps $17.14 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange for cash, payment of services or non-functional currency denominated assets; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund’s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and Impulsora del Fondo México S.C., the Fund’s investment adviser (the “Adviser”), monitors the credit standing of repurchase agreement counterparties. It is the Fund’s policy that the fair value of the collateral be at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

The Mexico Fund, Inc. | 23

NOTES TO FINANCIAL STATEMENTS

April 30, 2024 (Unaudited) continued

Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based on its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Under the Mexican tax law, gains realized on sales of securities listed on the Mexican Stock Exchange are subject to a 10% income tax payment for non-residents of Mexico. However, non-resident sellers that reside in a country with which Mexico has in effect a tax treaty (such as the United States), and that are eligible for the benefits of such tax treaty, are generally exempt from such tax. The Fund, as an investment company organized in the United States, is claiming eligibility for the benefits of such tax treaty. Therefore, the Fund believes that it should be exempt from such tax on realized gains, and no such tax is being recognized or paid by the Fund.

The Mexican tax law also includes a 10% income tax withholding on dividends distributed by companies to non-residents of Mexico, which applies to profits generated since 2014. During the six months ended April 30, 2024, the amount of such tax withholdings was $299,562.

Income Taxes — No provision has been made for U.S. income or excise taxes for the six months ended April 30, 2024, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

GAAP prescribes the minimum recognition threshold a tax position must meet before being recognized in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by the Internal Revenue Service. An assessment of the Fund’s tax positions has been made and it has been determined that there is no liability for unrecognized tax benefits that should be recorded relating to uncertain tax positions taken on returns filed for open tax years.

Each of the Fund’s federal income tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefit will change materially in the next 12 months.

Dividends to stockholders — Cash dividends are recorded by the Fund on the ex-dividend date.

A return of capital generally occurs when distributions exceed current and accumulated tax earnings and profits. The Fund had earnings and profits for the six months ended April 30, 2024 that were lower than the distributions made to stockholders. This has had the effect of characterizing a portion of the Fund’s distributions as a return of capital.

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations, (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexican Stock Exchange is a concentrated market. A certain individual has a controlling interest in companies representing approximately 19.6% of the market capitalization of the Mexican Stock Exchange. As of April 30, 2024, the Fund held investments representing 6.2% of its net assets in two of these

24 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

April 30, 2024 (Unaudited) continued

companies (América Móvil and Sitios Latinoamérica). The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

2. Investment Advisory Agreement:

The Fund has a management contract (the “Agreement”) with the Adviser, a Mexican company registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee (the “Base Fee”) at the annual rate of 1.00% of the average daily net assets for assets up to and including $200 million, 0.90% of the average daily net assets for assets in excess of $200 million and up to and including $400 million, 0.80% of average daily net assets for assets in excess of $400 million and up to and including $600 million, 0.70% of average daily net assets for assets in excess of $600 million and up to and including $800 million and 0.60% of average daily net assets for assets in excess of $800 million.

Under the terms of the Agreement, a performance component of the Advisory fee was implemented effective on April 1, 2015. The performance component is based on the performance of the Fund relative to the MSCI Mexico Index (the “Index”). A performance adjustment factor will be applied to the Base Fee that will either increase or decrease the Base Fee, depending on how the Fund’s NAV performs relative to the MSCI Mexico Index over a trailing 12-month period. The performance adjustment factor is to be applied daily; it is applied to the average net assets of the Fund over the trailing 12-month period. The resulting dollar figure will be added to or subtracted from the Base Fee depending on whether the Fund experienced better or worse performance than the MSCI Mexico Index. The performance adjustment factor shall be equal to 0.025% per percentage point that the investment performance of the Fund exceeds or trails the investment record of the Index by 2 percentage points during the trailing 12-month period ending on the last business day of the prior month. The maximum performance adjustment factor is 0.20%. Accordingly, if the investment performance of the Fund exceeds or trails the investment record of the Index by 10 percentage points or more during the trailing 12-month period ending on the last business day of the prior month, the performance factor for the month following that 12-month period will be 0.20%.

For the six months ended April 30, 2024, the accumulated Base Fee of $1,587,233 was decreased by $4,210 due to the performance component, resulting in a total advisory fee of $1,583,023.

3. Fund Services Agreement:

Effective November 1, 2020, the Fund has entered into a Fund Services Agreement with IFM Capital, LLC (“IFM Capital”), a subsidiary of the Adviser, which provides for certain services to be performed by IFM Capital, including among other activities, the determination and publication of the NAV of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The Fund pays IFM Capital a monthly fee at the annual rate of 0.11% on the first $300 million of average daily net assets, and 0.08% on the excess over $300 million, but not less than the annual amount of $270,000. For the six months ended April 30, 2024, IFM Capital received $177,001 under the Fund Services Agreement.

4. Expense Limitation Agreement:

The Fund has entered into an Expense Limitation Agreement with the Adviser, which provides that Impulsora will waive fees and/or reimburse expenses (excluding amounts payable via the performance adjustment factor under the Investment Advisory Agreement, taxes, interest, brokerage fees, extraordinary expenses

The Mexico Fund, Inc. | 25

NOTES TO FINANCIAL STATEMENTS

April 30, 2024 (Unaudited) continued

(including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings) and any other expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, costs incurred in connection with any tender offer, rights offering or shelf registration statement)) and any other expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, costs incurred in connection with any tender offer, rights offering or shelf registration statement)) to the extent necessary so that the Fund’s ordinary annual expense ratio does not exceed 1.40%, so long as Fund net assets remain greater than $260 million. If and when Fund assets are lower than $260 million, Impulsora will still waive fees in an amount necessary to maintain the expense ratio of the Fund’s variable ordinary expenses at 1.20%, in addition to the amount of $520,000. These figures represent the expense ratio of the Fund’s variable ordinary expenses and the maximum amount of the Fund’s fixed ordinary expenses necessary to maintain a total ordinary operating expense ratio of 1.40% when Fund net asset are $260 million. The Expense Limitation Agreement under the current terms is in effect since November 1, 2022, through October 31, 2024.

In consideration of the Adviser’s agreement to waive fees and/or reimburse expenses, the Fund has agreed to repay the Adviser in the amount of any waived fees and/or Fund expenses reimbursed subject to certain conditions. Specifically, such repayment shall be made monthly, but only if the operating expenses of the Fund (exclusive of any of the excluded expenses described above), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than 1.40%. Furthermore, the amount of prior fees waived or expenses reimbursed to be paid by the Fund in any month shall be limited so that the sum of: (a) the amount of such payment and (b) the other operating expenses of the Fund (exclusive of any of the excluded expenses described above) do not exceed the annual rate (as a percentage of the average daily net assets of the Fund) of 1.40%.

5. Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2024 were as follows:

Purchases
Common Stock	$20,107,316
Total Purchases	$20,107,316

Proceeds from Investments Sold
Common Stock	$25,686,805
Total Sales	$25,686,805

6.	Capital Stock:

On April 30, 2024, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 14,771,862 shares were outstanding.

The Fund offers a Distribution Reinvestment and Stock Purchase Plan (the “Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund’s transfer agent otherwise. During the six months ended April 30, 2024, the Fund did not issue shares under the Plan.

The Board has authorized the Fund to repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price that is at a discount of at least 10% to NAV. During the six months ended April 30, 2024, the Fund did not repurchased Fund shares in the open market.

26 | The Mexico Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

April 30, 2024 (Unaudited) concluded

7. Distributions to Stockholders and Income Taxes:

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses.

The Fund may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Fund’s NAV. Any such reclassifications are not reflected in the financial highlights.

On August 12, 2008, the Fund received authorization from the SEC that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board approved the implementation of a MDP to make quarterly cash distributions to stockholders. Under the MDP, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital.

The tax character of distributions paid during the fiscal year ended October 31, 2023, were as follows:

2023
Distributions paid from:
Ordinary income	$9,054,809
Long – term capital gains	$2,613,288
Return of capital	$275,781
Total distributions paid	$11,943,878

As of April 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Unrealized appreciation of investments	$52,243,752
Net long term capital loss	(43,287)
Undistributable ordinary loss	(1,549,382)
Total accumulated earnings	$50,651,083

As of April 30, 2024, the cost of investments for federal income tax purposes was $282,018,440. Gross unrealized appreciation of investments was $83,857,094 and gross unrealized depreciation of investments was $31,499,371, resulting in net unrealized depreciation on investments of $52,357,723. The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sale loss deferrals.

8.	Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Mexico Fund, Inc. | 27

PRIVACY POLICY

This privacy notice is not a part of the shareholder report.

The Mexico Fund, Inc. appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect Information about you from the following sources:

Information we receive from you on applications or other forms;
Information about your transactions with us; and
Information, if any, we receive from a consumer reporting agency.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform Fund accounting and/or marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual stockholder of record of the Fund, we consider you to be a customer of the Fund. Stockholders purchasing or owning shares of the Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policy. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policy may apply to you and the Fund’s may not.

28 | The Mexico Fund, Inc.

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OFICINAS
EN RENTA
5980 3388

MXF
LISTED
NYSE®

www.themexicofund.com

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrant.

Not applicable.

Item 6.	Schedule of Investments.

This schedule is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)	A committee of persons associated with the Fund or the Investment Adviser of the Fund (the "Portfolio Management Committee") is jointly and primarily responsible for the day-to-day management of the Fund's portfolio. As of the date of this filing, the members of the Portfolio Management Committee are the same as those identified in the registrant's most recent annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES
Period from November 1, 2023 to April 30, 2024(A)	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1 November 1, 2023 to November 30, 2023	0	N/A	0	1,477,186
Month # 2 December 1, 2023 to December 31, 2023	0	N/A	0	1,477,186
Month # 3 January 1, 2024 to January 31, 2024	0	N/A	0	1,477,186
Month # 4 February 1, 2024 to February 29, 2024	0	N/A	0	1,477,186
Month # 5 March 1, 2024 to March 31, 2024	0	N/A	0	1,477,186
Month # 6 April 1, 2024 to April 30, 2024	0	N/A	0	1,477,186
Total	0	N/A	0	1,477,186

(A)	Under its open market share repurchase policy, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the Fund's Board of Directors.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b) At the date of filing of this Form N-CSR, the Registrant's principal executive officer and principal financial officer are aware of no changes in the Registrant's internal controls that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)       Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

(b)       Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed herewith as Exhibit 99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith as Exhibit 99.906CERT.

(c) A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Plan since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Fund’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ Alberto Osorio
Alberto Osorio
President and Principal Executive Officer

Date:	June 25, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ Alberto Osorio
Alberto Osorio
President and Principal Executive Officer

Date:	June 25, 2024

By*	/s/ Tofi Dayan
Tofi Dayan
Treasurer and Principal Financial Officer

Date:	June 25, 2024

*	Print the name and title of each signing officer under his or her signature.